EXHIBIT 23.1
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 18, 2001, appearing under Item 8 of the Tommy Hilfiger Corporation Annual Report on Form 10-K for the fiscal year ended March 31, 2001.


/s/ PricewaterhouseCoopers LLP
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    PricewaterhouseCoopers LLP
    New York, New York
    November 2, 2001